INTANGIBLE ASSETS, NET - Estimated aggregate amortization expense (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Expected amortization expense
Total	$ 704	¥ 4,596	¥ 5,200
Purchased software and Medical License Intangibles
Expected amortization expense
2021		758
2022		349
2023		355
2024		355
2025		355
Thereafter		2,424
Total	$ 704	¥ 4,596	¥ 5,200